ALPS ETF TRUST

Cohen & Steers Global Realty Majors ETF

ALPS Equal Sector Weight ETF

Jefferies|TR/J CRB Global Agriculture Equity Index Fund

Jefferies|TR/J CRB Global Commodity Equity Index Fund

Jefferies|TR/J CRB Global Industrial Metals Equity Index Fund

Jefferies | TR/J CRB Global Energy Equity Index

Jefferies | TR/J CRB Global Precious Metals Equity Index Fund

Jefferies/TR/J CRB Wildcatters Exploration & Production Equity ETF

Alerian MLP ETF

(each a “Fund”)

SUPPLEMENT DATED AUGUST 1, 2011

TO THE PROSPECTUSES DATED MAY 1, 2011, AS SUPPLEMENTED

The following paragraphs are hereby added to the “Investment Advisory Services” section in each Fund’s Prospectus at the end of the sub-section “Investment Adviser”:

On July 19, 2011, ALPS Holdings, Inc. (“ALPS Holdings”), parent company to the Adviser, agreed to be acquired by DST Systems, Inc. (“DST”), a provider of information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries.  ALPS Holdings and DST expect the closing of the transaction, which is subject to certain conditions, to occur during the fourth quarter of 2011.  Under the Investment Company Act of 1940, consummation of this transaction will result in the automatic termination of the Advisory Agreement.  Accordingly, at a meeting held on July 26, 2011, the Board of Trustees of the Trust unanimously approved a new investment advisory agreement for each Fund (the “New Advisory Agreement”) and recommended that the New Agreement be submitted to each Fund’s shareholders for their approval.  The New Advisory Agreement will become effective upon approval by each Fund’s shareholders and the closing of the transaction.

The transaction is not expected to affect Fund operations or the investment management activities of the Adviser, and the Adviser’s senior personnel and the investment advisory personnel are expected to remain in place after the closing of the transaction.  Under the New Advisory Agreement, the Adviser will provide investment advisory services to each Fund on substantially the same terms and for the same fees that are currently in effect with respect to each Fund.

Please retain this supplement for future reference.